                                                                   EXHIBIT 10.13

                      SETTLEMENT AND AMENDMENT AGREEMENT
                      ----------------------------------

          THIS SETTLEMENT AND AMENDMENT AGREEMENT (the "Agreement") is made and entered into and effective as of the first day of January, 2000, by and among BEVERLY HEALTH AND REHABILITATION SERVICES, INC., a California corporation ("BHRS"), the entities set forth on Exhibit A-1 hereto (each a "Facility Tenant" and, collectively, the "Facility Tenants") (BHRS and the Facility Tenants are, collectively, "Beverly"), Nationwide Health Properties, a Maryland corporation ("Nationwide"), and the entities set forth on Exhibit A-2 hereto (each a "Facility Landlord" and, collectively, the "Facility Landlords") (Nationwide and the Facility Landlords are, collectively, "NHP").

                                    Recitals
                                    --------

          A. Beverly and NHP (as successor to Beverly Investment Properties, Inc.) have entered into that certain Master Lease Document General Terms and Conditions, dated December 30, 1985, for Leases to be Executed by Beverly Investment Properties, Inc., as Lessor, and Various Subsidiaries of Beverly Enterprises, as Lessees (the "Master Lease") and other leases (collectively, and together with the Master Lease, the "Leases") with respect to the Facilities set forth on Exhibits B, C, D and E hereto (each a "Leased Facility" and, collectively, the "Leased Facilities").

          B. Exhibits B, C, D and E set forth for each Leased Facility the Facility Tenant that is the tenant under the Lease for such Facility, and Exhibit A-2 sets forth the Facility Landlord that is the landlord under the Lease for each Facility.

          C. The parties hereto desire to make the agreements set forth herein and take the actions described herein with respect to the Leased Facilities and the Leases.

                                   Agreement
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing, the covenants, agreements, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Restructure Payment.  In partial consideration of this Agreement
              -------------------
and the transactions contemplated hereby, Beverly shall pay to NHP the sum of Sixteen Million Two Hundred Seven Thousand Eight Hundred Fifty Six Dollars ($16,207,856) (the "Restructure Payment"). The Restructure Payment shall be paid as set forth on Exhibit F hereto.

          2.  Transfer Facilities.  Fee title to the Facilities located in
              -------------------
Riverside, Wisconsin, Central Minnesota, Osseo, Minnesota, Jacksonville, Arkansas, and La Salle, Minnesota shall be transferred to Beverly (or its designee) on substantially the terms outlined in Article 18 of the Master Lease and such other terms and conditions as are customary in Beverly's acquisitions of comparable facilities (including without limitation title insurance policies); provided, that all transaction costs payable to third parties (including without limitation all title insurance premiums and transfer taxes, but excluding attorneys' fees) shall be paid one half by Beverly and one half by NHP.

          3.  Termination Facilities.  Those Facilities set forth on Exhibit B
              ----------------------
hereto are the "Termination Facilities."

          3.1  Interim Operation.  The appropriate Facility Tenant agrees to
               -----------------
continue to operate the Termination Facilities (under the Leases for such Facilities, as modified hereby) to and including the Assignment Date (as defined below) with respect to such Termination Facility. Monthly rental for each Termination Facility during such period shall be as set forth on Exhibit B hereto opposite the name of each such Termination Facility. With respect to each Termination Facility, during the period after the date hereof and ending on the applicable Assignment Date, NHP shall use its commercially reasonable efforts to identify and contract with suitable replacement operators for each of the Termination Facilities. Beverly shall have no duties with respect to the identification of, or negotiations with, replacement operators.

          3.2  Transition of Operation.  With respect to each Termination
               -----------------------
Facility, NHP shall deliver written notice to Beverly after a replacement operator has been identified ("New Operator Notice"), and NHP shall use commercially reasonable efforts to cause such replacement operator to enter into a Transition Agreement with Beverly, and in form and substance acceptable to Beverly (a "Transition Agreement"). Such Transition Agreement will provide for an orderly transition of operations at the Facility to be concluded on or prior to the Assignment Date. NHP shall provide in its lease with the new operator that a default by the new operator under the relevant Transition Agreement is a default under such lease, and shall assist Beverly in enforcing the Transition Agreement. In the event that a designated replacement operator refuses to enter into a Transition Agreement, NHP shall notify Beverly and (a) Beverly, its sole discretion, may waive the requirement of a Transition Agreement, and (b) if Beverly does not waive such requirement, NHP may withdraw the New Operator Notice. Nothing herein shall prevent NHP from designating Nationwide as a replacement operator pursuant to a New Operator Notice.

          3.3  Termination.  With respect to each Termination Facility, if no
               -----------
New Operator Notice has been issued with respect such Termination Facility (or if a New Operator Notice has been withdrawn) prior to January 1, 2001 (and such Lease has not otherwise been terminated), the appropriate Facility Tenant shall have the right at any time thereafter, in its sole discretion, to take one or both of the following actions: (i) consummate the shutdown process with respect to such Termination Facility, and (ii) upon written notice to NHP, assign its rights and interests under the Lease to the appropriate Facility Landlord with respect to such Termination Facility (and have no further liability with respect thereto), as of January 1, 2001 or such later date as the appropriate Facility Tenant shall specify in such notice of termination (the "Shutdown Date"). The appropriate Facility Tenant shall have the right to initiate the shutdown process thirty (30) days following written notice to NHP, such notice to be delivered no fewer than one hundred twenty (120) days prior to the consummation of such shutdown (the "Shutdown Notice"). Such notice may be delivered by the appropriate Facility Tenant at any time following August 31, 2000. NHP shall reimburse Beverly for all losses and costs incurred by Beverly in connection with all such shutdowns (collectively "Shutdown Costs") and hereby agrees to indemnify and hold Beverly harmless for any such Shutdown Costs.

          3.4  Assignment Date; Assignment and Assumption.  (a) The "Assignment
               ------------------------------------------
Date" with respect to each Termination Facility shall be as follows with respect to such Termination Facility:

                  (i) For each Termination Facility with respect to which a New Operator Notice has been received by Beverly and has not been withdrawn, the "Assignment Date" shall be the earlier of (x) the date the new operator obtains a license to operate the Facility, and (y) December 31, 2000; or

                  (ii) For any Termination Facility for which a Shutdown Notice has been delivered pursuant to Section 3.3 hereof, the "Assignment Date" shall be the Shutdown Date for such Termination Facility; or

                  (iii) For any Termination Facility for which neither a New Operator Notice nor a Shutdown Notice has been delivered prior to December 31, 2000 (or if a New Operator Notice has been withdrawn and no new New Operator Notice delivered prior to December 31, 2000), the "Assignment Date" shall be thirty (30) days following written notice by Beverly of its desire to assign the Lease for such Facility to the appropriate Facility Landlord.

          (b) Effective as of the Assignment Date for each Termination Facility, the appropriate Facility Tenant hereby sets over, transfers and assigns unto the appropriate Facility Landlord, all of such Facility Tenant's right, title and interest in and to the Lease for such Termination Facility.

          (c)  The Facility Landlords hereby accept the assignment set forth in
     Section 3.4(b) hereof, and agree to terminate and extinguish such Lease upon such assignment.

          3.5  Operating Costs.  In consideration for the appropriate Facility
               ---------------
Tenant's continued leasing and operation of one or more Termination Facilities after June 30, 2000, beginning with the month of July, 2000, NHP hereby agrees to pay to Beverly, within five (5) days following receipt from Beverly of an invoice for such amount, the amount (if any) by which Beverly's aggregate net income for such month or partial month from the operation of all Termination Facilities is less than five percent (5%) of the aggregate gross revenues for the same period of all Termination Facilities (such payment shall include reimbursement for the amount of any aggregate operating loss, and could therefore exceed 5% of the aggregate gross revenues). Calculation of net income, gross revenues and operating loss for purposes of this section shall be consistent with Beverly's historical accounting (including without limitation, any rent payable hereunder for such periods shall be an expense), In addition to the foregoing, NHP shall indemnify Beverly for all economic losses to Beverly related to the operation and maintenance of any Termination Facilities for the period commencing on July 1, 2000 with respect to such Termination Facility.

          3.6  Release for Termination Facilities.  Effective upon the
               ----------------------------------
Assignment Date for each Lease, Beverly shall be released from all liability and obligation to NHP arising under such Lease for such Termination Facility, other than unfulfilled obligations (a) of indemnification under Article 24 of the Lease for third party claims which arise from the possession, operation or management of the Facility by any party during the term of the Lease prior to the Assignment Date for each such Termination Facility, and (b) to pay the rent amount set forth on Exhibit B hereto for each Termination Facility, and Impositions (as defined in the Lease) that arise prior to the Assignment Date for each such Termination Facility (such amounts relating to periods after July 1, 2000 shall be expenses for the purposes of Section 3.5 hereof). Without limiting the generality of the foregoing, in no event shall Beverly have any liability or obligation for deferred maintenance or other expenses related to the physical plant of any Termination Facility.

          3.7  Live Oak Facility.  With respect to the Live Oak Facility in
               -----------------
Suwanee, Florida (which Facility is a Termination Facility) (the "Live Oak Facility"), the parties acknowledge that Beverly has paid for a sixty (60) bed addition to the Live Oak Facility (the "Addition"), and has the rights to the Certificate of Need with respect to the Live Oak Facility (collectively, the "Live Oak Bed Rights"). In consideration for the transfer to NHP or its nominee of the Addition and the Live Oak Bed Rights, NHP shall pay to Beverly the sum of One Million Four Hundred Fifty Eight Thousand Dollars ($1,458,000). NHP shall deliver to Beverly a promissory note, a portion of the principal amount of which represents this payment, in form and substance reasonably acceptable to Beverly providing for the payment of principal and interest as set forth on Exhibit F hereto. Such promissory note shall be unsecured. Upon the assignment of the Lease for the Live Oaks Facility and the concurrent purchase described above, Beverly shall deliver a quitclaim deed (or the local equivalent) and a Bill of Sale, if necessary, to NHP transferring all of Beverly's right, title and interest in the Addition and the Live Oak Bed Rights.

          3.8  Purchase of FF&E.  In consideration of the transfer to NHP (or
               ----------------
its nominee) of all of Beverly's moveable furniture, fixtures and equipment in the Termination Facilities and the Subleased Facilities (as hereinafter defined), to the extent Beverly owns any such items, NHP shall pay to Beverly the sum of Two Million, Five Hundred Thousand Dollars ($2,500,000). NHP shall deliver to Beverly a promissory note, a portion of the principal amount of which represents this amount, in form and substance reasonably acceptable to Beverly providing for the payment of principal and interest as set forth on Exhibit F hereto. Such promissory note shall be unsecured. In addition, NHP or its nominee (as shall be further set forth in the Transition Agreement) shall purchase from Beverly at the time of assignment of the Lease for each Termination Facility, all consumables and inventory at such Facility as reflected in an inventory at the time of termination, and at Beverly's cost for such items.

          3.9  Texarkana, Texas.  With respect to the Facility in Texarkana,
               ----------------
Texas (which is a Termination Facility), (a) the reference to "June 30, 2000" in the first sentence of Section 3.5 shall be a reference to "December 31, 2000,"
(b) the reference to "July, 2000" in the first sentence of Section 3.5 shall be a reference to "January 2001," and (c) the reference to "July 1, 2000" in the last sentence of Section 3.5 shall be a reference to "January 1, 2001."

          3.10  Colton Villa.  (a)  With respect to the Colton Villa Facility,
                ------------
none of the foregoing provisions shall be effective until such Facility has been found by the relevant state survey agency to be in substantial compliance (the "Compliance Date"). Prior to the Compliance Date, the relevant Facility Tenant shall continue to pay the rent for such facility set forth on

Exhibit B hereto. Upon notice by Beverly to NHP that the Compliance Date has occurred, the foregoing provisions of this Agreement with respect to Termination Facilities shall apply to Colton Villa; provided, that with respect to Colton Villa, the date "January 1, 2001" in the lead-in phrase to Section 3.3 hereof shall be replaced by the date that is thirty (30) days after the Compliance Date.

               (b) In the event that the Compliance Date has not occurred prior to June 1, 2001, then the parties shall negotiate in good faith as to the disposition of Colton Villa.

               (c) NHP hereby consents to Beverly entering into a management agreement with a third party manager with respect to Colton Villa.

          4.  Subleased and Assigned Facilities. Those Facilities set forth on
              ---------------------------------
Exhibit C hereto and designated thereon as "Subleased" are the "Subleased Facilities." Those Facilities set forth on Exhibit C hereto and designated thereon as "Assigned" are the "Assigned Facilities." With respect to each Subleased Facility, Exhibit C also identifies the sublease applicable to such Facility (each a "Sublease" and collectively the "Subleases"). With respect to each Assigned Facility, Exhibit C also identifies the assignee of such Lease. The parties acknowledge that there may be other subleased and assigned facilities that have been omitted from Exhibit C In the event such omitted facilities are identified and agreed to by the parties, such omitted facilities shall be "Subleased Facilities" or "Assigned Facilities" hereunder, as appropriate, and subject to the terms hereof.

          4.1  Assignment of Leases and Subleases.  The appropriate Facility
               ----------------------------------
Tenants hereby set over, transfer and assign unto the appropriate Facility Landlords, effective as of the date hereof, all of such Facility Tenants' right, title and interest in and to (a) the Leases for the Subleased Facilities and (b) the Subleases, each for the balance of the term thereof.

          4.2  Assumption of Leases and Subleases.  The Facility Landlords
               ----------------------------------
hereby accept the assignment set forth in Section 4.1 hereof and assume all of the duties and obligations under the Leases and Subleases, and agree to observe, keep and perform all of the terms, covenants and conditions to be made observed, kept and performed by each Facility Tenant, as lessee under the assigned Leases and sublessor under the Subleases, as fully as though the appropriate Facility Landlord were originally named in the Leases as lessee and the Subleases as sublessor.

          4.3  Summit, New Jersey.  (a) With respect to the Subleased Facility
               ------------------
in Summit, New Jersey, the following shall be additional exceptions to the release of Beverly's liability set forth in Section 4.6 below:

                    (i) the amount of any lost rent accruing after the date
               hereof until and including the earlier to occur of (x) the execution and delivery of a new, direct lease for such Facility by NHP, and (y) September 30, 2001 (the earlier of (x) and (y) being the "Summit Expiration Date"), and

                    (ii) in the event of a loss of the subtenant's license to
               operate such Subleased Facility, (x) the Facility Tenant's obligation under the Lease for such Facility accruing after such loss of license and prior to the Summit Expiration Date, and (y) losses resulting from the gross negligence or willful misconduct of the operator in the operation of the Facility accruing after such loss of licensure and prior to the Summit Expiration Date.

          (b) In the event that Beverly is required to make any payments pursuant to paragraph (a) of this Section 4.3, NHP shall, at the request of Beverly, re-assign to the appropriate Facility Tenant the interests under the Lease and Sublease for such Facility that were assigned to NHP pursuant to Section 4.1 hereof in order that the appropriate Facility Tenant shall have the benefit of the rights and remedies of the landlord under the Sublease for such Facility.

          4.4  Security Deposits.  Pursuant to agreements reasonably acceptable
               -----------------
in form and substance to the parties, Beverly shall assign to NHP all letters of credit or other security deposits held by Beverly and securing obligations under the Subleases.

          4.5  Memoranda of Assignment.  The Facility Tenants and the NHP agree
               -----------------------
to execute, deliver and record appropriate memoranda of assignment reflecting the assignments set forth herein with respect to the Leases for the Subleased Facilities, and the Subleases.

          4.6  Release for Subleased Facilities and Assigned Facilities.  (a) As
               --------------------------------------------------------
of the date hereof, Beverly is hereby released from, all liability and obligation with respect to the Leases for the Subleased Facilities (except as set forth in Section 4.3 above), other than unfulfilled obligations (a) of indemnification under Article 24 of the Lease for third party claims which arise from the possession, operation or management of the Facility by any party during the term of the Lease for such Subleased Facility prior to the date hereof and
(b) Impositions that arise prior to the date hereof for each Subleased Facility. Without limiting the generality of the foregoing, in no event shall Beverly have any liability or obligation for deferred maintenance or other expenses related to the physical plant of any Subleased Facility.

          (b) As of the date hereof, Beverly is hereby released from, all liability and obligation, if any, with respect to the Leases for the Assigned Facilities, other than unfulfilled obligations (a) of indemnification under
Article 24 of the Lease for third party claims which arise from the possession, operation or management of the Facility by any party during the term of the Lease for such Assigned Facility prior to the date hereof and (b) Impositions that arise prior to the date hereof for each Assigned Facility. Without limiting the generality of the foregoing, in no event shall Beverly have any liability or obligation for deferred maintenance or other expenses related to the physical plant of any Assigned Facility It is agreed by the parties that Beverly currently has no primary liability under the Leases for any Assigned Facility, and nothing set forth herein is intended to increase any liability that Beverly may have with respect to any Assigned Facility, or alter the secondary or contingent nature of such liability. Further, nothing herein is intended to create any liability for Beverly under any Assigned Facility to the extent that Beverly has previously been released from such liability.

5.  Other Facilities.
    ----------------

          5.1  Country House, Pomona, California.
               ---------------------------------

          (a) With respect to the Country House Facility in Pomona, California ("Country House"), the parties agree that NHP shall file a claim against Beverly, and Beverly shall pursue a claim against ResCare, pursuant to
     Article 21 of the Lease for Country House. Expenses of counsel agreed by the parties shall be split equally between the parties.

          (b) In the event that Beverly, in its sole discretion, shall determine that such claim shall no longer be pursued, but in any event no later than January 1, 2002, then upon written notice to NHP, Beverly shall purchase Country House from NHP pursuant to Article 21 of the Lease for Country House, with an agreed purchase price of One Million Six Hundred Thousand Dollars ($1,600,000). In such event Beverly shall deliver to NHP a promissory note for such amount in form and substance reasonably acceptable to Beverly providing for the payment of principal and interest at a rate of nine percent (9%) per annum to be amortized over an eight (8) year period and payable in 96 equal monthly installments on the first day of each calendar month, commencing with the calendar month of the close of such purchase. Such promissory note shall be unsecured.

          5.2  West Haven, CT and Marquis, Oregon.  The parties acknowledge that
               ----------------------------------
the West Haven facility was closed, and the CT facility and the Marquis, Oregon facilities were sold to Marquis, and the leases with respect thereto were terminated.

      6.  Renewal Facilities.
          ------------------

          6.1  Facilities and Rent.  The Facilities set forth on Exhibit D
               -------------------
hereto are the "Renewal Facilities," and the renewal rent for each Renewal Facility is set forth opposite the name of such Renewal Facility.

          6.2  New Lease.  The parties shall negotiate in good faith a new lease
               ---------
form for the Renewal Facilities. At a minimum, the new leases shall provide for a five year initial term, and four 5-year renewal terms, and a purchase option upon expiration of the then-current term for a price equal to the fair market value of such Facilities. It is currently contemplated that the parties shall agree to assign each of the Facilities to a group (each a "Renewal Group") as set forth on Exhibit D for purposes of cross-defaults, and exercise of all-or-none renewal and all-or-none purchase options. Upon execution and delivery of such new leases with respect to each Renewal Facility, all of Beverly's rights and obligations under the existing Lease for such Renewal Facility (including, without limitation, all of Beverly's rights of first refusal and options to renew and purchase under such Leases for such Renewal Facilities) shall terminate and be of no further force or effect.

          6.3  Assignment.  Effective as of the effectiveness of the new lease
               ----------
for each Renewal Facility as contemplated by Section 6.2, the appropriate Facility Tenant hereby sets over, transfers and assigns unto the appropriate Facility Landlord, all of such Facility Tenant's right, title and interest in and to the Lease for such Renewal Facility.

          6.4  Assumption.  The Facility Landlords hereby accept the assignment
               ----------
set forth in Section 6.3 hereof, and agree to terminate and extinguish such Lease upon such assignment.

      7.  Amendments.  To the extent the provisions hereof conflict with
          ----------
existing provisions of the Leases, the Leases are hereby modified and amended to provide as set forth herein.

      8.  Representations and Warranties.
          ------------------------------

          8.1  Representations and Warranties of NHP.
               -------------------------------------

          (a) Nationwide and each of the Facility Landlords is duly formed and organized and validly existing under the laws of and in good standing in the state of its formation, and is qualified to do business as a foreign corporation in the States in which it is required to be so qualified.

          (b) Nationwide and each of the Facility Landlords has full power and authority to own and lease its properties and to carry on its business as currently conducted. Nationwide and each of the Facility Landlords has the complete and unrestricted corporate power and authority to enter into this Agreement and the notes, documents and agreements contemplated hereby (collectively, the "Closing Documents"), and perform its obligations hereunder and thereunder.

          (c) When executed and delivered, this Agreement and the Closing Documents will constitute valid and binding obligations of NHP, enforceable in accordance with their terms, except as limited by applicable laws relating to bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application relating to or affecting creditors' rights.

          (d) The Facilities which NHP is transferring to Beverly are in "AS IS, WHERE IS" condition with no warranties whatsoever, either express or implied, whether of merchantability, of fitness for a particular purpose, or otherwise.

          8.2  Representations and Warranties of Beverly.
               -----------------------------------------

          (a) BHRS and each of the Facility Tenants are duly incorporated and validly existing corporations organized under the laws of and in good standing in the State of California, and is qualified to do business as a foreign corporation in the States in which it is required to be so qualified.

          (b) BHRS and each of the Facility Tenants have full power and authority to own and lease their properties and to carry on its business as currently conducted. BHRS and each of the Facility Tenants have the complete and unrestricted corporate power and authority to enter into this Agreement and the Closing Documents and perform their obligations hereunder and thereunder.

          (c) When executed and delivered, this Agreement and the Closing Documents will constitute valid and binding obligations of Beverly, enforceable in accordance with their terms, except as limited by applicable laws relating to bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application relating to or affecting creditors' rights.

          (d) The Facilities to which Beverly is relinquishing its possessory interests, together with all furniture, fixtures, equipment and personal property the transfer of which is contemplated hereby, are in "AS IS, WHERE IS" condition with no warranties whatsoever, either express or implied, whether of merchantability, of fitness for a particular purpose, or otherwise.

          (e) With respect to each Subleased Facility, the relevant Facility Tenant is not in material default in its obligations as sublandlord under the sublease for any Subleased Facility.

     9.   Indemnity.
          ---------

          9.1  Indemnity by NHP.  NHP hereby agrees to indemnify, defend and
               ----------------
hold Beverly and its affiliates, officers, directors, shareholders, employees, partners, agents and representatives (collectively, "Beverly Indemnitees") harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and attorneys' fees, costs and expenses (collectively, "Liabilities") suffered by any Beverly Indemnitee (a) arising under the Leases for the Sublease Facilities, or the Subleases, after the date hereof, (b) arising from the untruth of any of the warranties, representations or covenants of NHP, or any entity constituting NHP, herein or given pursuant hereto (c) Shutdown Costs as contemplated by Section 3.3(a) hereof, and (d) constituting economic losses under the last sentence of Section 3.3(b) hereof.

          9.2  Indemnity by Beverly.  Beverly hereby agrees to indemnify, defend
               --------------------
and hold NHP and its affiliates, officers, directors, shareholders, employees, partners, agents and representatives (collectively, "NHP Indemnitees") harmless from any and all Liabilities suffered by any NHP Indemnitee (a) arising from the untruth of any of the warranties, representations or covenants of Beverly, or any entity constituting Beverly, herein or given pursuant hereto, (b) arising from Beverly's indemnification under Article 24 of the Leases for third party claims which arise from the possession, operation or management of the Facility by any party during the term of any Lease (prior to the effectiveness of the assignment thereof to NHP), and (c) Impositions that arise during the term of any Lease (prior to the effectiveness of the assignment of the Lease to NHP).


          9.3  Survival of Indemnities.  The provisions of this Section 9 shall
               ------------------------
survive any closing under this Agreement.

      10. Miscellaneous.
          -------------

          10.1  Further Assurances.  Each of the parties hereto agrees to
                ------------------
execute and deliver any and all further agreements, documents or instruments reasonably necessary to effectuate this Agreement and the transactions contemplated herein. All parties will make all reasonable efforts to effect an orderly transfer of control of the Facilities from Beverly to NHP or its nominee, and to complete the transactions contemplated by this Agreement as promptly as practicable.

          10.2  Assignment.  Neither party may make any assignment of this
                ----------
Agreement or any rights thereof without the prior written consent of the other party in each instance.

          10.3  Parties in Interest.  Nothing in this Agreement, whether express
                -------------------
or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than Beverly and NHP and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third person any right or subrogation of action over or against any party to this Agreement.

          10.4  Notices.  Any notice, request, instruction or other document
                -------
given hereunder by either party to the other shall be in writing and delivered personally, by mail (certified mail, postage prepaid, return receipt requested, such mailed notice to be effective three (3) days after deposit) by overnight courier (to be effective the business day following deposit), by telex or facsimile transmission (to be effective when receipt acknowledged unless sent after 5:00 p.m. on any business day or on the weekend, in which event they will be deemed received on the next business day), as follows:


          If to Beverly:

                    [appropriate Beverly entity]
                    One Thousand Beverly Way
                    Fort Smith, AR  72919
                    Attention:  Dwight Kouri
                    Tel:  (501) 201-2000
                    Fax:

          With a copy to:

                    The same address, attention General Counsel

          If to NHP:

                    [appropriate entity]
                    Nationwide Health Properties
                    610 Newport Center Drive, Suite 1150
                    Newport Beach, CA  92660
                    Attention:  Bruce Andrews
                    Tel:
                    Fax:

          With a copy to:

               The same address, attention General Counsel

or at such other address as either party may by like notice designate to the other in writing.

          10.5  Counterparts.  This Agreement may be executed simultaneously in
                ------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.6  Incorporation by Reference.  All Exhibits hereto shall be deemed
                --------------------------
incorporated herein by reference.

          10.7  Entire Agreement: Modification; Waiver.  This Agreement and the
                --------------------------------------
Exhibits hereto constitute the entire agreement between Beverly and NHP pertaining to the subject matter contained therein and supersedes all prior agreements, representations and all understanding of the parties. No supplement, modification or amendment of this Agreement shall be binding unless expressed as such and executed in writing by Beverly and NHP. Except as set forth herein, no waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof, whether or not similar, nor shall any such waiver constitute a continuing waiver. No waiver shall be binding unless expressed as such in a document executed by the party making the waiver.

          10.8  Guarantees.  (a)  BHRS hereby guarantees the obligations of each
                ----------
of the Facility Tenants hereunder, and each of the Facility Tenants hereby guarantees the obligations of BHRS and each of the other Facility Tenants hereunder. BHRS and each of the Facility Tenants hereby (i) agrees that the obligations of BHRS and each of the Facility Tenants hereunder may be modified, rescinded or compromised without the consent of BHRS or one or more of the Facility Tenants without releasing or modifying the guaranty obligations of BHRS and the Facility Tenants, (ii) waives all rights accorded by law to sureties and guarantors, and (iii) agrees that this is a guarantee of payment and not of collection.

          (b) Nationwide hereby guarantees the obligations of each of the Facility Landlords hereunder, and each of the Facility Landlords hereby guarantees the obligations of Nationwide and each of the other Facility Landlords hereunder. Nationwide and each of the Facility Landlords hereby
(i) agrees that the obligations of Nationwide and each of the Facility Landlords hereunder may be modified, rescinded or compromised without the consent of Nationwide or one or more of the Facility Landlords without releasing or modifying the guaranty obligations of Nationwide and the Facility Landlords,
(ii) waives all rights accorded by law to sureties and guarantors, and
(iii) agrees that this is a guarantee of payment and not of collection.

          10.9  Access to Records.  At all times following the date hereof, and
                ----------------
upon reasonable notice, NHP shall allow (to the extent it is in possession of or operating any Facility), or in the event NHP has leased any Facility to a third party, NHP shall use reasonable efforts to cause such future lessee to allow Beverly and its agents and representatives to have reasonable access to, and to make copies of (at Beverly's expense), the books, records and supporting material of the Facilities relating to the period of Beverly's leasing of the Facility to the extent reasonably necessary to enable Beverly to investigate and defend any claims, to file or defend cost reports and tax returns, to verify accounts receivable collections due Beverly, and to perform similar matters. Without limiting the generality of the foregoing, in connection with any Medicare audit relating to the period of Beverly's leasing of the Facility, NHP shall allow, or shall use reasonable efforts to cause any future lessee to allow, Beverly, its agents and representatives and any auditors and their agents and representatives to have reasonable access to (i) any and all staff involved with payroll and timekeeping functions at any of the Facilities, and (ii) subject to laws and regulations regarding confidentiality, the materials listed on Exhibit I hereto. In addition, Beverly shall be entitled to remove any such record for purposes of litigation to which such record refers. Any record so removed shall be returned promptly following its use. NHP agrees to, and agrees to use reasonable efforts to cause any future lessee to (and agrees on its own behalf with respect to any Facility not leased to a third party), maintain such books, records and other material relating to each Facility's operation during the period of Beverly's leasing of such Facility, including but not limited to, patient records and records of patient funds, in the manner required by law, including, but not limited to, patient records and records of patient funds in the manner required by law and as set forth on Exhibit I hereto, said time period being seven (7) years from filing of reimbursement claim, or as required by law, whichever time period is longer.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                              BEVERLY
                              -------

                              BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- CALIFORNIA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- FLORIDA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- OREGON, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- FLORIDA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- MICHIGAN, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- TEXAS, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- CONNECTICUT, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- OKLAHOMA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- WASHINGTON, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- IDAHO, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- NEW JERSEY, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- VIRGINIA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- MARYLAND, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- INDIANA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- NORTH CAROLINA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- WISCONSIN, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- MINNESOTA, INC.,
                                a California corporation
                              BEVERLY ENTERPRISES -- MISSOURI, INC.,
                                a California corporation

                              BEVERLY ENTERPRISES -- ARKANSAS, INC.,
                                a California corporation



                              By:  __________________________________

                              Name:  ________________________________

                              Title:  _______________________________

                                  NHP
                                  ---

                                  NATIONWIDE HEALTH PROPERTIES, INC., a
                                  Maryland corporation

                                  By:  _________________________
                                  Name:  _______________________
                                  Title:  ______________________


                                  NATIONWIDE HEALTH PROPERTIES FINANCE
                                  CORPORATION, a Delaware corporation

                                  By:  _________________________
                                  Name:  _______________________
                                  Title:  ______________________


                                  NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a
                                  Texas limited partnership

                                  By:  MLD Texas Corporation, a Texas
                                       corporation, its general partner

                                       By:  _________________________
                                       Name:  _______________________
                                       Title:  ______________________


                                  MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

                                  By:  MLD Properties II, Inc., a Delaware
                                       corporation, its general partner

                                       By:  _________________________
                                       Name:  _______________________
                                       Title:  ______________________

                                  MLD DELAWARE TRUST, a Delaware trust

                                  By:  __________________________________
                                       Mark L. Desmond, as trustee and not
                                       individually


                                  MLD PROPERTIES LLC, a Delaware limited
                                  liability company

                                  By:  MLD Properties, Inc., a Delaware
                                       corporation, its sole member

                                       By:  ________________________
                                       Name:  ______________________
                                       Title:  _____________________

Exhibit A-1 - Facility Tenants
Exhibit A-1 - Facility Landlords
Exhibit B - Termination Facilities
Exhibit C - Subleased Facilities and Assigned Facilities
Exhibit D - Renewal Facilities
Exhibit E - Other Facilities
Exhibit F - Note Payment Schedules
Exhibit G - [Intentionally Deleted]
Exhibit H - [Intentionally Deleted]
Exhibit I - Books and Records

                                  EXHIBIT A-1
                                  -----------
                                FACILITY TENANTS
                                ----------------


Beverly Health and Rehabilitation Services, Inc.
Beverly Enterprises -- California, Inc.
Beverly Enterprises -- Florida, Inc.
Beverly Enterprises -- Oregon, Inc.
Beverly Enterprises -- Florida, Inc.
Beverly Enterprises -- Michigan, Inc.
Beverly Enterprises -- Texas, Inc.
Beverly Enterprises -- Connecticut, Inc.
Beverly Enterprises -- Oklahoma, Inc.
Beverly Enterprises -- Washington, Inc.
Beverly Enterprises -- Idaho, Inc.
Beverly Enterprises -- New Jersey, Inc.
Beverly Enterprises -- Virginia, Inc.
Beverly Enterprises -- Maryland, Inc.
Beverly Enterprises -- Indiana, Inc.
Beverly Enterprises -- North Carolina, Inc.
Beverly Enterprises -- Wisconsin, Inc.
Beverly Enterprises -- Minnesota, Inc.
Beverly Enterprises -- Missouri, Inc.
Beverly Enterprises -- Arkansas, Inc.

                                   Exhibit A

                                  EXHIBIT A-2
                                  -----------
                               FACILITY LANDLORDS
                               ------------------

Nationwide Health Properties, Inc., a Maryland corporation
      .  Tomah Care Center, Tomah, WI
      .  Prairie Haven Nursing, Kensington, KS
      .  Suwannee Health Care, Live Oak, FL
      .  Andrew Care Home, Minneapolis, MN
      .  Faribault Manor, Faribault, MN
      .  Ashwood Health Care CT, Willmar, MN
      .  Taber Street Nursing Home, New Bedford, MA
      .  Cape Cod Nursing/Retirement, Buzzards Bay, MA
      .  Wellesley Health Rehab, Wellesley, MA
      .  Chilton Health & Rehab, Chilton, WI
      .  Shorewood, Heights, Shorewood, WE
      .  Clearview Manor, Tacoma, WA
      .  Lantern Park Manor, Colby, KS
      .  Oakley Manor, Oakley, KS
      .  Ostrander Nursing Home, Ostrander, MN
      .  Owatonna Health Care Center, Owatonna, MN
      .  Country House, Pomona, CA
      .  Pensacola Health Care Facility, Pensacola, FL
      .  Hawthorne Gardens (Laurelhurst C.C.), Portland, OR
      .  Jacksonville Convalescent Center, Jacksonville, FL
      .  Park Lake Nursing & Rehab, FL
      .  Provincial House -- Adrian, Adrian, MI
      .  Extend-A-Care Centre, Torrington, CT
      .  Pleasant Manor, Sapulpa, OK
      .  Sunset Estates, Maud, OK
      .  Meadow Glade Manor, Battleground, WA
      .  Snake River Rehab Center, Buhl, ID
      .  Willow Haven, Tonkawa, OK
      .  Summit Nursing Home, NJ
      .  Westminster Nursing, Westminster, MD
      .  Chowchilla, Chowchilla, CA
      .  Hopkins HC, Hopkins, MN
      .  Florence Villa, Florence, WI
      .  South Shore Manor, St. Francis, WI
      .  Riverside, WI
      .  Central Minnesota, MN
      .  Osseo, MN
      .  Country House, Pomona, CA

Nationwide Health Properties Finance Corporation, a Delaware corporation
      .  Colton Villa, Hagerstown, MD
      .  Cumberland Villa, Cumberland, MD
      .  Beverly H&R -- Fort Pierce, Fort Pierce, FL
      .  Wisconsin Dells H&R, Wisconsin Dells, WI
      .  Western Village, Green Bay, WI
      .  Greendale Health & Rehab, Sheboygan, WI
      .  The Cedars, Charlottesville, VA
      .  Sleepy Hollow, Annandale, VA
      .  Walnut Hill, Petersburg, VA
      .  Battlefield Park, Petersburg, VA.

NH Texas Properties Limited Partnership, a Texas limited partnership
      .  Texarkana Nursing Center, Texarkana, TX
      .  El Paso Convalescent Center, El Paso, TX
      .  Leisure Lodge of Gilmer, Gilmer, TX
      .  Red River Haven Nursing Center, Bogata, TX
      .  Suburban Acres Nursing Center, Marshall, TX
      .  University Nursing Center, McKinney, TX
      .  Renfro Healthcare Center, Waxachie, TX

MLD Properties Limited Partnership, a Delaware limited partnership
      .  Oakridge Rehab & Spclt, Richmond, IN
      .  Petersburg H&R Center, Petersburg, IN

MLD Delaware Trust, a Delaware trust; Mark L. Desmond, as trustee and not individually
      .  Maryville Health Care, Maryville, MO

MLD Properties LLC, a Delaware limited liability company
      .  Lakewood Health & Rehab, Hendersonville, NC
      .  Arkansas Healthcare Nursing CT, Hot Springs, AR
      .  Jacksonville, AR

                                   EXHIBIT B
                                   ---------
                          NHP TERMINATION FACILITIES
                          --------------------------



                                                                                                  ANNUAL      MONTHLY
FAC #           FACILITY           LOCATION    STATE            BEVERLY ENTITY                      RENT        RENT
-----           --------           --------    -----            --------------                      ----        ----
 271  Colton Villa                 Hagerstown   MD     Beverly Enterprises - Maryland, Inc.       $500,000     $41,667
 376  Tomah Care Center            Tomah        WI     Beverly Enterprises - Wisconsin, Inc.       296,107      24,676
 396  Prairie Haven Nursing        Kensington   KS     Beverly Enterprises - Kansas, Inc.            3,289         274
 499  Suwannee Health Care         Live Oak     FL     Beverly Enterprises - Florida, Inc.         538,551      44,879
 799  Andrew Care Home             Minneapolis  MN     Beverly Enterprises - Minnesota, Inc.       800,000      66,667
 810  Faribault Manor              Faribault    MN     Beverly Enterprises - Minnesota, Inc.        41,199       3,433
 850  Ashwood Health Care CT       Willmar      MN     Beverly Enterprises - Minnesota, Inc.       356,401      29,700
 989  Taber Street Nursing Home    New Bedford  MA     Beverly Enterprises - Massachusetts, Inc.   324,117      27,010
 991  Cape Cod Nursing/Retirement  Buzzards Bay MA     Beverly Enterprises - Massachusetts, Inc.   475,883      39,657
1413  Texarkana Nursing Center     Texarkana    TX     Beverly Enterprises - Texas, Inc.           100,000       8,333
2069  Wellesley Health Rehab       Wellesley    MA     Beverly Enterprises - Massachusetts, Inc.   100,000       8,333
2604  Chilton Health & Rehab       Chilton      WI     Beverly Enterprises - Wisconsin, Inc.       184,994      15,416
2628  Golden Acres                 Onaga        KS     Beverly Enterprises - Kansas, Inc.           58,555       4,880
2817  Shorewood Heights            Shorewood    WI     Beverly Enterprises - Wisconsin, Inc.       718,899      59,908
2828  Clearview Manor              Tacoma       WA     Beverly Enterprises - Washington, Inc.      150,000      12,500
2853  Lantern Park Manor           Colby        KS     Beverly Enterprises - Kansas, Inc.           86,956       7,246
2855  Oakley Manor                 Oakley       KS     Beverly Enterprises - Kansas, Inc.            1,200         100
2895  Ostrander Nursing Home       Ostrander    MN     Beverly Enterprises - Minnesota, Inc.         1,200         100
2923  Owatonna Health Care Center  Owatonna     MN     Beverly Enterprises - Minnesota, Inc.         1,200         100
                                   -----------

      Total Termination Facilities          19                                                  $4,738,551    $394,879
                                                                                                ==========    ========
                                   ===========


                                   Exhibit B

                                   EXHIBIT C
                                   ---------
                           NHP SUBLEASED FACILITIES
                           ------------------------

FAC #   FACILITY                 BEVERLY ENTITY                    STATE   ASSIGNED/     DATE      SUBLEASE/SUBTENANT NAME AND NOTES
-----   --------                 --------------                    -----   SUBLEASED     ----      ---------------------------------
                                                                           ---------
  142   Country House,           Beverly Healthcare-California,    CA      Subleased     4/30/95   Res-Care, Inc. (facility
        Pomona                   Inc.                                                              now closed)
  180   Pensacola Health         Beverly Enterprises-Florida,      FL      Subleased     7/31/97   Chartwell Healthcare, Inc.
        Care Facility,           Inc.                                                              9/30/98 - sublease terminated
        Pensacola                                                                                  and subleased to Complete
                                                                                                   Care Services, Inc.
  477   Hawthorne Gardens        Beverly Enterprises-Oregon,       OR      Subleased     2/28/94   2/2000 purchased by S. Swain
        (Laurelhurst             Inc.                                                              and Beverly was released
        C.C.), Portland                                                                            Marquis Healthcare; 12/31/98
                                                                                                   NHP Lease expired
  753   Jacksonville             Beverly Health and                FL      Assigned      11/1/90   Assignment of leasehold to
        Convalescent Center,     Rehabilitation Services, Inc.                                     B.A.T. Management Foundation,
        Jacksonville                                                                               Inc.; Beverly released from
                                                                                                   liability to NHP per
                                                                                                   agreement dated 5/24/00
  796   Park Lake Nursing        Beverly Enterprises-Florida,      FL      Assigned      12/31/98  Delta Health Group, Inc.;
        & Rehab                  Inc.                                                              Beverly released from
                                                                                                   liability 12/31/99
  942   Provincial House -       Beverly Enterprises-Michigan,     MI      Assigned      12/01/89  Assignment of Leasehold to
        Adrian, Adrian           Inc.                                                              Bixby Hospital of Adrian
 1305   El Paso Convalescent     Beverly Enterprises-Texas,        TX      Subleased     5/31/97   Complete Care Services
        Center, El Paso          Inc.
 1331   Leisure Lodge of         Beverly Enterprises-Texas,        TX      Subleased     12/15/94  Healthcare Centers of Texas,
        Gilmer, Gilmer           Inc.                                                              Inc. and National Medical
                                                                                                   Care Associates, Inc. 2/6/98
                                                                                                   subtenant assigned to Senior
                                                                                                   Living Properties, LLC
 1334   Red River Haven          Beverly Enterprises-Texas,        TX      Subleased     1/1/94    Healthcare Centers of Texas,
        Nursing Center,          Inc.                                                              Inc. and National Medical
        Bogata                                                                                     Care Associates, Inc. 2/6/98
                                                                                                   subtenant assigned to Senior
                                                                                                   Living Properties, LLC
 2824   Extend-A-Care            Beverly Enterprises-Connecticut,  CT      Assigned      9/15/90   Assignment to Turner
        Centre, Torrington       Inc.                                                              Enterprises, Inc. 11/13/98
                                                                                                   Sun assigned to Lexington
                                                                                                   Healthcare, Inc.
 2852   Suburban Acres Nursing   Beverly Enterprises-Texas,        TX      Subleased     12/31/93  Chartwell Healthcare, Inc.
        Center, Marshall         Inc.                                                              9/30/98 Chartwell sublease
                                                                                                   terminated and subleased to
                                                                                                   Complete Care Services
 2856   Pleasant Manor, Sapulpa  Beverly Enterprises-Oklahoma,     OK      Assigned      6/29/88   Assignment of leasehold
                                 Inc.                                                              to Medi-plex II
 2857   Sunset Estates, Maud     Beverly Enterprises-Oklahoma,     OK      Assigned      6/29/88   Assignment of leasehold to
                                 Inc.                                                              Medi-plex II
 2930   Meadow Glade Manor,      Beverly Enterprises-Washington,   WA      Subleased     12/31/94  Eagle Healthcare, Inc.
        Battleground             Inc.
 2934   Snake River Rehab        Beverly Enterprises-Idaho,        ID      Subleased     12/31/93  Northwest BEC-CORP.
        Center, Buhl             Inc.
 2947   Willow Haven, Tonkawa    Beverly Enterprises-Oklahoma,     OK      Assigned      6/29/88   Assignment of leasehold to
                                 Inc.                                                              Medi-plexII
 2975   University Nursing       Beverly Enterprises-Texas,        TX      Subleased     4/1/94    Healthcare Centers of Texas,
        Center, McKinney         Inc.                                                              Inc. and National Medical
                                                                                                   Care Associates, Inc. 2/6/98
                                                                                                   subtenant assigned to Senior
                                                                                                   Living Properties, LLC
 2994   Renfro Healthcare        Beverly Enterprises-Texas,        TX      Subleased     9/30/94   Healthcare Centers of Texas,
        Center, Waxachie         Inc.                                                              Inc. and National Medical
                                                                                                   Care Associates, Inc. 2/6/98
                                                                                                   subtenant assigned to Senior
                                                                                                   Living Properties, LLC
 3123   Summit Nursing Home      Beverly Enterprises-New Jersey,   NJ      Subleased     3/1/91    265 River Avenue, Inc.,
                                 Inc.                                                              Michael Konig and Nicholas
                                                                                                   Schwartz

                                   Exhibit C

                                   EXHIBIT D
                                   ---------
                             NHP RENEWAL FACILITIES
                             ----------------------

                                                                                            ANNUAL   MONTHLY
FAC #  FACILITY                  LOCATION       STATE BEVERLY ENTITY                         RENT      RENT
-----  --------                  --------       ----- --------------                         ----      ----
 202   The Cedars                Charlottesville VA   Beverly Enterprises-Virginia, Inc.  $  578,197 $ 48,183
 204   Sleepy Hollow             Annandale       VA   Beverly Enterprises-Virginia, Inc.   1,551,396  129,283
 248   Walnut Hill               Petersburg      VA   Beverly Enterprises-Virginia, Inc.     347,031   28,919
 249   Battlefield Park          Petersburg      VA   Beverly Enterprises-Virginia, Inc.     433,674   36,139
 272   Cumberland Villa          Cumberland      MD   Beverly Enterprises-Maryland, Inc.     943,226   78,602
 274   Westminster Nursing       Westminster     MD   Beverly Enterprises-Maryland, Inc.     908,027   75,669
2129   Beverly H&R - Fort Pierce Fort Pierce     FL   Beverly Enterprises-Florida, Inc.      350,000   29,167
3887   Chowchilla                Chowchilla      CA   Beverly Healthcare-California, Inc.    212,065   17,672
                                 --------------
SUBTOTAL RENEWAL GROUP 1                     8                                            $5,323,615 $443,634
                                 --------------                                           -------------------
  96   Oakridge Rehab & Spclt    Richmond        IN   Beverly Enterprises-Indiana, Inc.   $  505,875 $ 42,156
  98   Petersburg H&R Center     Petersburg      IN   Beverly Enterprises-Indiana, Inc.      294,312   24,526
 235   Lakewood Health & Rehab   Hendersonville  NC   Beverly Enterprises-North Carolina,
                                                       Inc.                                  332,477   27,706
 325   Wisconsin Dells H & R     Wisconsin Dells WI   Beverly Enterprises-Wisconsin, Inc.    514,550   42,879
 439   Hopkins HC                Hopkins         MN   Beverly Enterprises-Minnesota, Inc.    409,094   34,091
 446   Maryville Health Care     Maryville       MO   Beverly Enterprises-Missouri, Inc.     517,450   43,121
1128   Arkansas Healthcare
       Nursing CT                Hot Springs     AR   Beverly Enterprises-Arkansas, Inc.     282,307   23,526
2606   Western Village           Green Bay       WI   Beverly Enterprises-Wisconsin, Inc.    639,811   53,318
2607   Florence Villa            Florence        WI   Beverly Enterprises-Wisconsin, Inc.    290,626   24,219
2818   South Shore Manor         St. Francis     WI   Beverly Enterprises-Wisconsin, Inc.    141,936   11,828
2819   Greendale Health & Rehab  Sheboygan       WI   Beverly Enterprises-Wisconsin, Inc.    271,464   22,622
                                 --------------
SUBTOTAL RENEWAL GROUP 2                    11                                            $4,199,902 $349,992
                                 --------------                                           -------------------
TOTAL NHP RENEWAL FACILITIES                19                                            $9,523,517 $793,626
                                 ==============                                           ===================

                                   Exhibit D

                                   EXHIBIT E
                                   ---------
                               OTHER FACILITIES
                               ----------------


Riverside, Wisconsin
Central, Minnesota
Osseo, Minnesota
Jacksonville, Arkansas
Country House, Pomona, California


                                   Exhibit E

                                   EXHIBIT F
                                   ---------
                             NOTE PAYMENT SCHEDULES
                             ----------------------

Note Payable to NHP:
--------------------
Note                               $16,207,856
Term (years)                                 5
Rate                                     9.00%
Basis                                   30/360

                                                                                 Principal
 Date                   Payment            Principal          Interest            Balance
 ----                   -------            ---------          --------           ---------
12/31/99                                                                        $16,207,856
03/31/00              $2,854,677           $2,490,000          $364,677          13,717,856
06/30/00               1,908,652            1,600,000           308,652          12,117,856
09/30/00               2,272,652            2,000,000           272,652          10,117,856
12/31/00               1,827,652            1,600,000           227,652           8,517,856
03/31/01                 996,652              805,000           191,652           7,712,856
06/30/01               1,073,539              900,000           173,539           6,812,856
09/30/01               1,178,289            1,025,000           153,289           5,787,856
12/31/01               1,430,227            1,300,000           130,227           4,487,856
03/31/02                 850,977              750,000           100,977           3,737,856
06/30/02                 834,102              750,000            84,102           2,987,856
09/30/02                 817,227              750,000            67,227           2,237,856
12/31/02                 800,352              750,000            50,352           1,487,856
3/31/03                  233,477              200,000            33,477           1,287,856
6/30/03                  228,977              200,000            28,977           1,087,856
9/30/03                  224,477              200,000            24,477             887,856
12/31/03                 219,977              200,000            19,977             687,856
3/31/04                  187,441              171,964            15,477             515,892
6/30/04                  183,572              171,964            11,608             343,928
9/30/04                  179,702              171,964             7,738             171,964
12/31/04                 175,833              171,964             3,869                   0
                     ----------------------------------------------------------------------
Total                $18,478,454          $16,207,856        $2,270,598                   0
                     ======================================================================


Note Receivable from NHP:
-------------------------
Note                               $ 3,958,000
Term (years)                               0.5
Rate                                     9.00%
Basis                                   30/360


                                   Exhibit F

                                                                                   Principal
 Date                   Payment             Principal           Interest            Balance
 ----                   -------             ---------           --------            --------
12/31/99                                                                           $3,958,000
03/31/00               $2,068,055           $1,979,000            $89,055           1,979,000
06/30/00                2,023,528            1,979,000             44,528                   0
                      -----------------------------------------------------------------------
Total                  $4,091,583           $3,958,000           $133,583                   0
                      =======================================================================


                                   EXHIBIT G
                                   ---------

                            [Intentionally Deleted]

                                   Exhibit G

                                   EXHIBIT H
                                   ---------

                            [Intentionally Deleted]

                                   Exhibit H

                                   EXHIBIT I
                                   ---------
                               BOOKS AND RECORDS
                               -----------------


I.  RECORD RETENTION
    ----------------

A.  Reimbursement Related Documents:
    -------------------------------

    Effective February 3, 2000, all reimbursement-related documents must be maintained for seven (7) years. This includes:
       .  MDS files
       .  Medical records
       .  Supporting documentation

B.  Compliance Documentation:
    ------------------------

    Compliance documents must be maintained for four years.  These include:
       .  Training attendance logs
       .  Material deficiency reports

C.  Personnel Files:
    ---------------

    All Personnel Files must be maintained for at least four years after the date of an associate's termination, except for the personnel records of salaried exempt associates, whose records must be retained for six years. For more information on retaining personnel records, refer to policy HR-
    211. These records retained in personnel files include, but are not limited to:

       . Employment prescreening, including Attestation of Exclusion and Conviction, form HR-711
       . Code of Conduct Commitment to Integrity (Recertification) and Compliance and Disclosure forms

D.  State and Local Laws:
    --------------------

    If local or state laws are more stringent about record retention, you must meet the more stringent requirement.

E.  Locked File Cabinet:
    -------------------

    All records, including confirmation notices from the corporate compliance officer, training attendance logs, copies of reportable events and all applicable logs, must be maintained in a locked file cabinet in the executive director's office at all times.

                                  Exhibit I-1

    The executive director, business office manager and group vice president should possess a key to this locked file cabinet. No other keys should be provided to any personnel unless directed by the group vice president or the corporate compliance officer.


II.  AUDIT MATERIALS
     ---------------

     Nursing sign-in sheets

     Nursing assignment sheets

     Floor plans identifying the distinct part rooms

     Approval letters from the state or requests for changes in distinct part rooms

     Facility licenses

     Nursing midnight census

     Medical records

     Therapy contracts

     Therapy labor and service logs

     Payroll records, e.g. punch detail

     Pharmacy statements

     Mileage logs for company vehicles

                                  Exhibit I-2